Exhibit 10.5

                                    GUARANTY


         This Guaranty ("Guaranty") dated as of April 13, 2007, is made by PRENTIS TOMLINSON (the "Guarantor") in favor of CALIBRE ENERGY, INC., a Nevada corporation, and its successors and assigns (the "Beneficiary").

                                    RECITALS

         A. Pursuant to an Investment Agreement dated as of the date hereof (the "Investment Agreement"), between BlueWater Capital Group, LLC (the "Borrower"), the Guarantor, and the Beneficiary, the Beneficiary has issued shares of its Series A Convertible Preferred Stock to Borrower in exchange for a cash payment and the delivery by Borrower of a promissory note in the original principal amount of $4,000,000 (the "Note").

         B. As a condition precedent to the effectiveness of the issuance of stock by Beneficiary pursuant to the Investment Agreement, Guarantor is required to guarantee, among other things, the payment of the Note.

         C. Guarantor may reasonably be expected to benefit, directly or indirectly, from the transactions contemplated in the Investment Agreement.

         NOW, THEREFORE, in consideration of the premises and as a material inducement to the Beneficiary to enter into the Investment Agreement, Guarantor hereby agrees as follows:

                                   ARTICLE I
                                    GUARANTY

         1.1 Guaranty. Guarantor hereby guarantees the punctual payment (whether at stated maturity, upon acceleration or otherwise) of all obligations and indebtedness of Borrower evidenced or provided for in the Note or otherwise provided for in the Investment Agreement (the "Obligations") (including any interest fees, and other amounts that would accrue but for the filing of a petition under Title 11 of the United States Code). Upon failure by the Borrower to pay punctually any such amount, Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Guaranty. Guarantor agrees that, as between the Guarantor and the Beneficiary, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition that may prevent, delay or vitiate any declaration as regards the Borrower and that in the event of a declaration or attempted declaration, the Obligations shall immediately become due and payable by Guarantor for the purposes of this Guaranty.

         1.2 Guaranty Unconditional. This Guaranty is a guaranty of payment and not of collection, and the Beneficiary shall not be required to exhaust any right or remedy or take any action against the Borrower or any other person or any collateral. The obligations of Guarantor hereunder shall be continuing, absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:


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                  (a) any release,  impairment,  non-perfection or invalidity of any direct or indirect security for any Obligation;

                  (b)  any  change  in the  corporate  existence,  structure  or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or its assets or any resulting release or discharge of any Obligation; or

                  (c) the existence of any defense, set-off or other rights (other than a defense of payment) that Guarantor may have at any time against the Borrower, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

         1.3 Termination and Reinstatement. Guarantor's obligations hereunder shall remain in full force and effect until the Obligations are paid in full. If at any time any payment with respect to the Obligations is rescinded or must be otherwise restored or returned as a result of any fraudulent conveyance or the insolvency, bankruptcy or reorganization of any party or otherwise, Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

         1.4 Waivers. Guarantor irrevocably waives notice of acceptance hereof, diligence, promptness, presentment, demand, protest, demand for payment, notice of default, notice of intent to accelerate, notice of acceleration and any other notice not provided for in this Article, as well as any requirement that at any time any action be taken by any person against the Borrower or any other person.

         1.5 Subrogation. Guarantor shall be subrogated to all rights of the Beneficiary against the Borrower in respect of any amounts paid by Guarantor pursuant to the provisions of this Guaranty; provided, however, that Guarantor shall not be entitled to enforce or to receive any payments arising out of or based upon such right of subrogation until the Obligations are paid in full. If any amount is paid to a Guarantor on account of subrogation rights under this Guaranty prior to the payment of the Obligations in full, such amount shall be held in trust for the benefit of the Beneficiary and shall be promptly paid to the Beneficiary to be credited and applied to the Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents.

         1.6 Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Obligation is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Guaranty shall nonetheless be payable by Guarantor hereunder forthwith on demand by the Beneficiary.

         1.7 Limit of Liability. The obligations of Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any other applicable federal or state law relating to the insolvency of debtors.


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


                                   ARTICLE II
                                OTHER PROVISIONS

         2.1 Notices. All notices, consents, demands or other communications required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given when delivered personally during business days to the appropriate location described below or three (3) business days after the posting thereof by United States first class, registered or certified mail, return receipt requested, with postage fee prepaid and addressed:

                  If to Guarantor:          P.O. Box 61268
                                            Houston, TX  77208-1268

                  If to Beneficiary:        1667 K Street, NW, Suite 1230
                                            Washington, DC  20006


         2.2 Assignment. Guarantor may not assign any of its rights or delegate any performance under this Guaranty (whether voluntarily or involuntarily, by merger, consolidation, dissolution, operation of law or any other manner) except with the prior written consent of the Beneficiary, which consent may be withheld in the Beneficiary's sole discretion. Any purported assignment without such consent is void.

         2.3 Successors and Assigns. This Agreement binds the Guarantor and his respective successors and assigns and inures to the benefit of the Beneficiary and its successors and assigns.

         2.4 Amendment and Waiver. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower, the Guarantor and the Beneficiary. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         2.5 No Implied Waiver. No failure or delay in exercising any right, power or privilege or requiring the satisfaction of any condition hereunder, and no course of dealing between the Guarantor and the Beneficiary operates as a waiver or estoppel of any right, remedy or condition. No single or partial exercise of any right or remedy under this Guaranty precludes any simultaneous or subsequent exercise of any other right, power or privilege. The rights and remedies set forth in this Guaranty are not exclusive of, but are cumulative to, any rights or remedies now or subsequently existing at law, in equity or by statute.

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

         2.6 Severability. In case one or more provisions of this Guaranty shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

         2.7 Entire Agreement. This Agreement, the Investment Agreement, the Note and the related documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all prior or contemporaneous oral or written negotiations and agreements relating to the subject matter hereof. The provisions of this Guaranty may not be explained, supplemented or qualified through evidence of trade usage or a prior course of dealing. In entering into this Guaranty, the Guarantor has not relied upon any statement, representation, warranty or agreement of the Beneficiary except as set forth in the Investment Agreement. There are no conditions precedent to the effectiveness of this Guaranty. In the event of any conflict between the terms of this Guaranty and the terms of any other loan document, the terms of the Investment Agreement shall control.

         2.8 Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         2.9 Governing Law. The laws of the State of Nevada (without giving effect to its conflicts of law principles) govern all matters arising out of or relating to this Guaranty and all of the transactions it contemplates, including without limitation its validity, interpretation, construction, performance (including the details of performance) and enforcement.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the date first above written.


                                                /s/  Prentis B. Tomlinson, Jr.
                                                ------------------------------
                                                     Prentis B. Tomlinson, Jr.

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